UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): October 24, 2006

                        NATIONAL INVESTMENT MANAGERS INC.
               (Exact Name of Registrant as Specified in Charter)

------------------------- ----------------------------- ------------------------
        Florida                     000-51252                    59-2091510
------------------------- ----------------------------- ------------------------
(State of Incorporation)     (Commission File Number)          (IRS Employer
                                                            Identification No.)
------------------------- ----------------------------- ------------------------

                        420 Lexington Avenue, Suite 2420
                            New York, New York 10170
               (Address of principal executive offices) (Zip Code)

                                 (212) 355-1547
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Agreement

On October 24, 2006, National Investment Managers Inc. (the "Company") entered into an employment agreement with Steven Ross, the Company's Chief Executive Officer. The effective date of the employment agreement was September 29, 2006 and it provides for a term through March 31, 2008. Mr. Ross is entitled to the following compensation pursuant to the employment agreement:

      o     annual compensation in the amount of $350,000;
      o upon the Company reaching quarterly earnings before interest, taxes, depreciation, amortization and stock based compensation ("EBITDA SBC") in excess of $2,250,000, the annual compensation shall increase to $400,000;
      o     upon signing the agreement, Mr. Ross received a bonus of $100,000;
      o in the event that the annual EBITDA SBC for the year ended December 31, 2007 exceeds $10,000,000, then Mr. Ross may be eligible for a bonus equal to 50% of his then base salary;
      o 800,000 restricted shares of common stock of which 100,000 are issuable immediately, 100,000 are issuable on the earlier of March 28, 2007 or termination of the employment agreement, 100,000 in the event that the Company reaches a cumulative EBITDA SBC for the quarters ended June 30, 2006 through December 31, 2006 exceeding $4,000,000 and 500,000 in the event that the Company reaches a cumulative EBITDA SBC for the year ended December 31, 2007 exceeding $10,000,000;
      o     a housing and office allowance of $5,000 per month; and
      o     participation in standard benefit plans.

Item 9.01 Financial Statements and Exhibits.

(a)   Financial statements of business acquired.

Not applicable

(b)   Pro forma financial information.

Not applicable

(c) Index of Exhibits.

Exhibit
Number                     Description
------                     -----------

10.1 Employment Agreement dated October 24, 2006 by and between Steven Ross and the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


NATIONAL INVESTMENT MANAGERS INC.



By:      /s/ Leonard Neuhaus
         -------------------
Name:    Leonard Neuhaus
Title:   Chief Operating and Financial Officer
Date:    October 26, 2006